UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

Servotronics, Inc.
(Exact name of registrant as specified in its charter.)

Commission File Number: 001-07109
Delaware	16-0837866
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

1110 Maple Street
Elma, New York 14059-0300
(Address of principal executive offices, including zip code)

(716) 655-5990
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	SVT	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                   ☐

Item 1.01         Entry into a Material Definitive Agreement.

Amendment of Merger Agreement

On May 28, 2025, Servotronics, Inc., a Delaware corporation (the “Company” or “Servotronics”), entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated as of May 18, 2025 (the “Merger Agreement” and, together with the Amendment, the “Amended Merger Agreement”), by and among the Company, TransDigm Inc., a Delaware corporation (“Parent”), and TDG Rise Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”).

As previously announced, pursuant to the Merger Agreement, Merger Sub will commence a tender offer (the “Offer”) to purchase any and all of the issued and outstanding shares of the Company’s common stock, par value $0.20 per share (the “Company Shares”). Pursuant to the terms of the Amendment, the Offer Price (as defined in the Merger Agreement) was increased from $38.50 per share in cash to $47.00 per share in cash. In addition, the termination fee to be paid by the Company upon termination of the Amended Merger Agreement under certain circumstances was increased from $5,000,000 to $12,500,000. Pursuant to the terms of the Amendment, Parent will be obligated to pay the Company a reverse termination fee of $25,000,000 upon termination of the Amended Merger Agreement under certain circumstances.

The Amendment was entered into after the Company notified Parent and Merger Sub, pursuant to the terms of the Merger Agreement, that the Company received an unsolicited Acquisition Proposal (as defined in the Merger Agreement) from a third party. In connection with the Amendment, the Company’s Board of Directors determined that this Acquisition Proposal does not constitute a superior proposal under the Amended Merger Agreement.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

Item 7.01         Regulation FD.

On May 29, 2025, the Company issued a press release announcing the execution of the Amendment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Important Information about the Tender Offer

This filing is not an offer to purchase or a solicitation of an offer to sell securities of Servotronics. The planned tender offer by TransDigm Group Incorporated and its subsidiaries Parent and Merger Sub for all of the outstanding shares of common stock of Servotronics has not been commenced. The solicitation and offer to buy shares of Servotronics’ common stock will only be made pursuant to the tender offer materials that TransDigm intends to file with the U.S. Securities and Exchange Commission (the “SEC”). At the time the tender offer is commenced, TransDigm will file a tender offer statement and related exhibits with the SEC and Servotronics will file a solicitation/recommendation statement with respect to the tender offer. INVESTORS AND STOCKHOLDERS OF SERVOTRONICS ARE STRONGLY ADVISED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE RELATED EXHIBITS) AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR COMMON SHARES OF SERVOTRONICS. The tender offer statement (including the related exhibits) and the solicitation/recommendation statement will be available at no charge on the SEC’s website at www.sec.gov. In addition, the tender offer statement and other documents that TransDigm files with the SEC will be made available to all stockholders of Servotronics free of charge from the information agent for the tender offer. The solicitation/recommendation statement and the other documents filed by Servotronics with the SEC will be made available to all stockholders of Servotronics free of charge at www.servotronics.com.

Cautionary Note Regarding Forward-Looking Statements

This filing, as well as the exhibits attached hereto, contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, the words "project," "believe," "plan," "anticipate," "expect" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this release include, without limitation, statements regarding the potential benefits of the proposed transaction, the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors that could cause actual results and events to differ materially from those discussed in the forward-looking statements. In particular, some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements include, among others: (i) uncertainties as to the timing of the tender offer; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Servotronics will be made; (iv) uncertainty surrounding how many of Servotronics’ stockholders will tender their shares in the tender offer; (v) the possibility that any or all of the various conditions to the consummation of the tender offer may not be satisfied or waived; (vi) the possibility of business disruptions due to transaction-related uncertainty; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and (ix) other factors as set forth from time to time in Servotronics’ filings with the SEC, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as the tender offer statement, solicitation/recommendation statement and other tender offer documents that will be filed by Parent, Merger Sub and the Company, as applicable, which are or will be available on the SEC’s website at www.sec.gov. Readers are urged to consider these factors carefully in evaluating these forward-looking statements. Readers should also carefully review the risk factors described in other documents that the Company files from time to time with the SEC. The forward-looking statements in this communication speak only as of the date hereof. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Item 9.01         Financial Statements and Exhibits.

Exhibit No.	Description

2.1*	Amendment No. 1, dated as of May 28, 2025, to Agreement and Plan of Merger, dated May 18, 2025, by and among the Company, TransDigm Inc. and TDG Rise Merger Sub, Inc.

99.1	Press release, dated May 29, 2025, issued by the Company

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2025

Servotronics, Inc.

	By:	/s/ Robert Fraass
Robert Fraass
Chief Financial Officer